UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2010

MERCER GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15710 W. Colfax Avenue, Suite 201, Golden, CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 235-8099

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On November 8, 2010, we issued a news release announcing the drilling of a third hole to 600 meters depth at our Guayabales Gold Project in Colombia.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated November 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER GOLD CORPORATION

/s/ Rahim Jivraj
Rahim Jivraj
President, Chief Executive Officer and
Director

November 9, 2010